SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                  FORM 8-K/A-2



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

      Date of Report: (Date of earliest event reported): February 16, 2000
                      (December 2, 1999)


                           BLUE DOLPHIN ENERGY COMPANY
             (Exact name of registrant as specified in its charter)




  DELAWARE                       0-15905                   73-1268729
 (State of               (Commission File Number)         (IRS Employer
Incorporation)                                          Identification No.)



                             801 TRAVIS, SUITE 2100
                              HOUSTON, TEXAS 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)




                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS


            (a)   Pro Forma Information


                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

INTRODUCTION

     The following unaudited pro forma condensed financial statements for Blue Dolphin Energy Company (the "Company") give effect to (i) the purchase of a 75% ownership interest in American Resources Offshore Inc. ("ARO"), (ii) the private placement of 1,016,718 shares of the Company's common stock, par value $.01 per share, and (iii) the issuance of a $1,000,000 principal amount convertible promissory note due June 1, 2000.

     The pro forma financial information is presented for illustrative purposes only and does not purport to represent what the Company's results which would have actually occurred if the transactions occurred at the dates indicated, nor does such information purport to project the results of operations for any future period or as of any future date. The pro forma condensed financial information should be read in conjuction with the notes thereto together with the Company's and ARO's historical financial statements and the notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations", contained in the respective Reports on Form 10-K for the year ended December 31, 1998, and Form 10-Q for the quarter ended September 30, 1999.

     The Unaudited Pro Forma Condensed Balance Sheet as of December 31, 1998 assumes that the transactions were completed as of that date. The unaudited Pro Forma Condensed Statement of Operations for the nine months ended September 30, 1999 and the unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 1998 assumed that the transactions were completed effective January 1, 1998.

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               December 31, 1998

                                                                                 ADJUSTMENTS
                      ASSETS                         AUDITED             DEBIT                 CREDIT          PRO FORMA
                                                  ------------        ------------          ------------     ------------
Current assets:
   Cash and cash equivalents ..................    $    593,509        5,550,104(1)(2)       4,385,002(1)       1,758,611
   Trade accounts receivable ..................         771,268          486,000(1)                             1,257,268
   Crude oil inventory, at market .............           5,248                                                     5,248
   Prepaid expenses and other assets ..........         152,340          273,000(1)                               425,340
                                                   ------------                                              ------------
            Total current assets ..............       1,522,365                                                 3,446,467
                                                   ------------                                              ------------
Net property and equipment: ...................       8,941,554        4,564,002(1)                            13,505,556

Deferred federal income tax ...................       2,010,060                                                 2,010,060
Acquisition and development costs - Petroport .       1,576,391                                                 1,576,391
Escrow fund ...................................       1,107,573                                                 1,107,573
Other assets ..................................          23,867           33,000(1)                                56,867
                                                   ------------                                              ------------
            Total Assets ......................    $ 15,181,810                                                21,702,914
                                                   ============                                              ============

        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Trade accounts payable and accrued expenses     $    892,190                                121,000(1)       1,013,190
   Accrued interest payable ...................         105,662           81,649(2)                                24,013
   Current portion of accrued abandonment costs         206,000                                                   206,000
   Current portion of long term debt ..........         200,000                              1,000,000(2)       1,200,000
   Income taxes payable .......................          13,970                                                    13,970
                                                   ------------                                              ------------
            Total current liabilities .........       1,417,822                                                 2,457,173

Long-term debt ................................       2,060,600        1,811,555(2)                               249,045
Minority interest .............................                                              1,193,000(1)       1,193,000
Accrued abandonment costs, less current portion         108,594                                                   108,594

Common Stock ..................................          45,046                                 10,167(2)          55,213
Additional paid-in capital ....................      17,700,833                              6,090,141(2)      23,790,974
Retained (deficit) since January 1, 1990 ......      (6,151,085)                                               (6,151,085)
                                                   ------------                                              ------------
      Total Liabilities and
      Stockholders' Equity ....................    $ 15,181,810                                                21,702,914
                                                   ============                                              ============

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1998

                                                                     ADJUSTMENTS
                                                 AUDITED         DEBIT          CREDIT       PRO FORMA
                                              ------------    ------------   ------------   ------------
Revenue from operations:
   Pipeline operations ....................   $  2,788,944                                     2,788,944
   Oil and gas sales and operating fees ...        769,829                      5,437,000(3)   6,206,829
                                              ------------                                  ------------
         Revenue from operations ..........      3,558,773                                     8,995,773
                                              ------------                                  ------------
Cost of operations:
   Pipeline operating expenses ............        796,144                                       796,144
   Lease operating expenses ...............        669,377       1,840,000(3)                  2,509,377
   Repairs and maintenance costs ..........        264,630                                       264,630
   Impairment of oil and gas properties ...     12,011,544                                    12,011,544
   Depletion, depreciation and amortization        400,982       3,402,000(3)                  3,802,982
   General and administrative expenses ....      1,466,738         484,000(5)                  1,950,738
                                              ------------                                  ------------
         Cost of operations ...............     15,609,415                                    21,335,415
                                              ------------                                  ------------
         Income (loss) from operations ....    (12,050,642)                                  (12,339,642)

Other income (expense):
   Interest expense .......................       (215,141)                                     (215,141)
   Other income ...........................                                       239,000(3)     239,000
   Interest income ........................        105,994                         41,000(3)     146,994
                                              ------------                                  ------------
         Income (loss) before income taxes     (12,159,789)                                  (17,873,789)

Minority Interest .........................                                         2,250(3)       2,250
Income tax benefit ........................      3,099,810           2,295(3)                  3,102,105
                                              ------------                                  ------------
         Net income (loss) attributable to
            common stockholders ...........   $ (9,059,979)                                   (9,064,434)
                                              ============                                  ============
Earnings (loss) per share:
     Basic ................................   $      (2.02)                                        (1.65)
                                              ============                                  ============
     Diluted ..............................   $      (2.02)                                        (1.65)
                                              ============                                  ============

Weighted average number of common shares outstanding and dilutive potential common shares:

     Basic ................................      4,492,344                                     5,509,062
                                              ============                                  ============
     Diluted ..............................      4,492,344                                     5,509,062
                                              ============                                  ============

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1999

                                                                                    ADJUSTMENTS
                                                              UNAUDITED         DEBIT         CREDIT        PRO FORMA
                                                            ------------    ------------   ------------   ------------
Revenue from operations:
   Pipeline operations ..................................   $  1,393,880                                     1,393,880
   Oil and gas sales and operating fees .................        426,294                      4,130,000(3)   4,556,294
                                                            ------------                                  ------------
         Revenue from operations ........................      1,820,174                                     5,950,174
                                                            ------------                                  ------------
Cost of operations:
   Pipeline operating expenses ..........................        708,840                                       708,841
   Lease operating expenses .............................        453,470         953,000(3)                  1,406,470
   Repairs and maintenance costs ........................        473,080          73,000(3)                    546,080
   Depletion, depreciation and amortization .............        355,946       1,762,000(3)                  2,117,946
   General and administrative expenses ..................      1,486,258         363,000(5)                  1,849,258
                                                            ------------                                  ------------
         Cost of operations .............................      3,477,594                                     6,628,594
                                                            ------------                                  ------------
         Income (loss) from operations ..................     (1,657,420)                                     (678,421)

Other income (expense):
   Interest expense .....................................       (181,834)                                     (181,834)
   Gain on sale of assets ...............................      2,052,920                                     2,052,920
   Other expense ........................................                        252,000(3)                   (252,000)
   Interest and other income ............................         15,106                         23,000(3)      38,106
                                                            ------------                                  ------------
         Income before income taxes and cumulative
         effect of a change in an accounting principle ..        228,772                                       978,772

Minority Interest .......................................                        187,500(3)                    187,500
Provision for income taxes ..............................        (67,503)        191,250(3)                   (322,503)
                                                            ------------                                  ------------
         Income before cumulative effect of a
         change in an accounting principle ..............        161,269                                       532,519

Cummulative effect at January 1, 1999 of a change in
accounting principle for start up cost, net of income tax
benefit of $41,480 ......................................        (80,334)                                      (80,334)
                                                            ------------                                  ------------
Net income ..............................................   $     80,935                                       452,185
                                                            ============                                  ============
Earnings per common share-basic:
    Income before accounting change .....................   $       0.03                                          0.09
    Cumulative effect of a change in accounting principle          (0.01)                                        (0.01)
                                                            ------------                                  ------------
    Net income ..........................................   $       0.02                                          0.08
                                                            ============                                  ============
Earnings per common share-diluted:
    Income before accounting change .....................   $       0.03                                          0.09
    Cumulative effect of a change in accounting principle          (0.01)                                        (0.01)
                                                            ------------                                  ------------
    Net income ..........................................   $       0.02                                          0.08
                                                            ============                                  ============
Earnings (loss) per share:

Weighted average number of common shares outstanding and dilutive potential common shares:

     Basic ..............................................      4,694,895                                     5,534,678
                                                            ============                                  ============
     Diluted ............................................      4,793,594                                     5,561,613
                                                            ============                                  ============

                        BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                     NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

(1) The Company purchased a 75% ownership interest in ARO for approximately $4,500,000.

(2) The Company completed a $7,100,000 private placement consisting of 1,016,718 shares of its common stock and $1,000,000 convertible promissory note, to fund the acquisition of ARO. Approximately $1,900,000 of the private placement was provided by the holders of the Company's promissory notes due December 31, 2000, tendering their promissory notes in exchange for common stock. The common stock was sold at $6.00 per share.

(3) Revenues and expense associated with ARO are based on the Pro Forma Financial Statements prepared by ARO for the periods presented. The ARO Pro Forma Financial Statements reflect other transactions that were required to be completed on or before the Company purchased the 75% ownership interest in ARO. These transactions included the disposition of all ARO's onshore oil and gas properties and an 80% interest in its Gulf of Mexico oil and gas properties. Also, ARO settled substantially all of its debts. ARO's remaining assets are an average 6% working interest in 8 producing oil and gas properties located offshore in the Gulf of Mexico.

(4) A Note payable for $5,000,000 from ARO to a wholly owned subsidiary of the Company is eliminated from the Company's Pro Forma Balance Sheet as of December 31, 1998.

(5) The general and administrative expenses reported by ARO reflects the payment by ARO to a wholly owned subsidiary of the Company of $1,000,000 per year for management and administrative services. The $1,000,000 is eliminated from the Company's Pro Forma Statement of Operations for the year ended December 31, 1998 and nine months ended September 30, 1999.

            (b)   Exhibits

            99.1* Investment Agreement, as amended, by and between
                  American Resources Offshore, Inc. and Blue Dolphin Exploration Company.

            99.2* The financial statements contained in American Resources
                  Offshore, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998 filed with the Securities and Exchange Commission (the "SEC") on April 16, 1999 and Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 filed with the SEC on November 15, 1999.

*  Previously filed.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BLUE DOLPHIN ENERGY COMPANY


Date: February 16, 2000             By: /s/ G. BRIAN LLOYD
                                            G. Brian Lloyd
                                            Vice President, Treasurer

                                INDEX TO EXHIBITS

      EXHIBIT                 DESCRIPTION OF EXHIBIT

      99.1* Investment Agreement, as amended, by and between American Resources Offshore, Inc. and Blue Dolphin Exploration Company (incorporated by reference from the Company's Schedule 13D filed with the Securities and Exchange Commission on October 22,
                              1999).

      99.2* The financial statements contained in American Resources Offshore, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998 filed with the Securities and Exchange Commission (the "SEC") on April 16, 1999 and Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 filed with the SEC on November 15, 1999.


*Previously filed.